Exhibit 99.1
(NYSE Listed: PPO) Investor Presentation June 2008

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure in protecting our intellectual property; the failure to replace lost senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from the amount of intangible assets we have recorded; and natural disasters, epidemics, terrorist acts and other events beyond our control. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer will make the latest prospectus available at www.netroadshow.com and www.retailroadshow.com. Safe Harbor Statement

Polypore Overview ROBERT TOTH President & Chief Executive Officer

Polypore is a leading global high technology filtration company specializing in microporous membranes

Polypore is well positioned for continued growth and leadership Leading market positions Our markets have an attractive mix of growth and stability characteristics Proven innovation through a breadth of proprietary process and product technology Global infrastructure and customer base Strong performance and strategically strengthened business since IPO Polypore is well positioned to capitalize on growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration

POLYPORE

Market leading positions in two primary business segments

LTM Sales	$551mm
LTM Adj EBITDA*	$168mm

ENERGY STORAGE
Ion Exchange Membranes
LTM Sales $390mm

ELECTRONICS
LTM *Sales $90mm*

Lithium battery separators for...
- Portable hand-held devices
- Power tools
- Hybrid electric vehicles



TRANSPORTATION & INDUSTRIAL
LTM *Sales $300mm*

Lead acid battery separators for...
- Auto/truck
- Forklifts
- Backup power


Polypore
separator

SEPARATIONS MEDIA
High Performance Filtration
LTM Sales $161mm

HEALTHCARE
LTM Sales $107mm

- Hemodialysis
- Blood oxygenation
- Plasmapheresis



INDUSTRIAL & SPECIALTY
LTM Sales $54mm

- Liquid filtration
- Gasification
- Degasification
- Various separations



Note: LTM as of 1Q 2008

* Includes $7 million for the pro forma impact of the February 29, 2008 acquisition of Microporous Holding Corporation as defined in Polypore's senior secured credit facility

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Differentiation in high performance filtration increasingly depends on membrane technology Polypore products Flat sheet Hollow fiber Tubular Modules Phase separation Dry stretch Multi-layer Multiple polymers Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Pharmaceutical manufacturing Applications Polypore processes Polypore has a breadth of proprietary process and product technologies

High growth market with significant upside potential Energy Storage - Electronics Membrane separators for lithium batteries Emerging substantial growth opportunities Low Lithium-ion penetration High

Nickel Lithium-ion Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Current 13 0 13 50 2008 6 2 8 60 2009 2 4 6 70 2010 0 10 10 80 2011 and beyond 0 12 12 Available/planned scheduled HEV/EV platforms Broad OEM participation in lithium-ion HEV/EV programs Emergence of Lithium-ion technology in HEV/EVs Source: News articles, web sites, company information, IIT Battery Studies Nickel models available in 2007 New model introductions

Replacement batteries are 80% of sales 1982 439.1 1987 515.2 1992 613.5 1997 677.8 2002 787.2 2006 900 Number of vehicles in operation worldwide Source: WardsAuto.com (through 2004), 2006 based on Company management estimates 1982-2006 CAGR = 3+% Energy Storage - Transportation & Industrial Growing, recurring revenue base in lead-acid battery membrane separators and well positioned in high-growth Asian region millions Membrane separators for lead-acid batteries 1987 1992 1997 2006 Clear market leader with >2x relative market share in lead-acid battery separator market Above-market growth in 2006 and 2007 Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high- growth Asian market Plant expansion in Thailand Production facility in China Recently established presence in India Much greater scale than competitors in Asia Recently completed acquisition of Microporous adds to technology portfolio and product breadth

Separations Media - Healthcare Membranes for medical applications Blood Oxygenation >6% market growth Clinically demonstrated best-in-class PUREMA(r) membrane Completed transformation from cellulosics to synthetics Significant growth achieved with PUREMA(r) Critical mass with long-term contract with leading dialyzer manufacturer Unique position as leading independent producer, with broad product line World's leading supplier High switching costs Modest growth New medical treatment methodologies using blood filtration Polypore has leading expertise in blood/membrane interaction Polypore leverages its healthcare membrane technologies to serve broader filtration applications Hemodialysis Plasmapheresis

POLYPORE

Separations Media
– Industrial & Specialty Filtration



Membranes & modules for industrial & specialty applications

	Technology driven growth opportunities	End markets
Liqui-Cel® Contactors	◆ New applications for gas transfer technologies	◆ Semiconductor and flat panel display manufacturing ◆ Ink deaeration
Liqui-Flux® Modules	◆ Forward integrating into hollow fiber-based modules for MF and UF markets	◆ Municipal water treatment ◆ Desalination prefiltration ◆ Wine clarification
OEM membranes	◆ Extending membrane technology to new polymers and configurations	◆ Ultrapure water for microelectronics and pharmaceutical manufacturing ◆ Serum and blood purification ◆ Venting applications in pharmaceutical manufacturing

Growing end markets

- Potable water 5-8% growth*
- Desalination prefiltration 20-25% growth*
- Pharmaceutical /biotechnology 7-10% growth*

Source: Frost & Sullivan; Company management
* Based on U.S. markets

Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities

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Polypore serves attractive end markets

Global infrastructure and customer base East Europe 0.38 North America 0.21 Other 0.09 Asia 0.32 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2007 Net Sales by Geography* Manufacturing facility Sales office Operating headquarters Operations * Net sales by customer location Corydon, IN Charlotte, NC* Owensboro, KY* Selestat, France* Wuppertal, Germany* Potenza, Italy Tokyo, Japan Shanghai, China Prachinburi, Thailand* Sao Paulo, Brazil Obernberg, Germany Tianjin, China Norderstedt, Germany Seoul, Korea * Indicates technical center in addition to manufacturing facility Piney Flats, TN Feistritz, Austria Shenzhen, China Bangalore, India

Strong performance since IPO Strong financial performance in challenging macroeconomic environment LTM Adjusted EBITDA growth from $146 million* in Q1 2007 to $168 million** in Q1 2008 Net debt/LTM Adjusted EBITDA reduced from 6.7x pre-IPO to 4.6x post-offering*** Acquisition of Microporous Products Broadened technology portfolio, product breadth and participation in deep-cycle industrial battery market Complementary to lead-acid portfolio and common customer base Acquisition of Yurie-Wide Adds polyethylene product technology to Polypore's product portfolio, already the broadest in the industry Strengthens ability to supply Korean battery manufacturers and reinforces existing customer relationships Acquisition of lead-acid battery separator manufacturing assets of Super-Tech establishes Polypore as the only major producer with presence in India Capacity expansions at lead-acid separator facility in Thailand (largest of its type in Asia) and lithium separator facility in Charlotte Significant growth in sales of PUREMA(r) membrane * Adjusted EBITDA includes $2.0 million of cellulosic restructuring add-backs not allowed in Adjusted EBITDA per the prior Credit Agreement ** Includes $7 million for the pro forma impact of the February 29, 2008 acquisition of Microporous Holding Corporation as defined in Polypore's senior secured credit facility *** Estimate based on 3/31/08 net debt, adjusted for $84 million of net proceeds from offering and $23 million of cash used for Wide acquisition

Growing revenue and Adjusted EBITDA 2000PF 349 2001 229.9 15.9 2002 88 2003 136 2004 159 2005 134 2006* 142 2007** 161 LTM 1Q08** 168.3 Adjusted EBITDA ($ millions) Net sales ($ millions) * Adjusted EBITDA includes $2.0 million of cellulosic restructuring add-backs not allowed in Adjusted EBITDA per the prior Credit Agreement ** Includes $6 million (2007) and $7 million (LTM 1Q08) respectively for the pro forma impact of the February 29, 2008 acquisition of Microporous Holding Corporation as defined in Polypore's senior secured credit facility Energy Storage Separations Media 2000PF 349 2001 229.9 15.9 2002 236 109.4 345 2003 292.8 148.2 441 2004 332.847 157 490 2005 308 123.1 431 2006 341.383 136.705 478.088 2007 379.358 155.31 534.668 LTM 1Q08 390.166 160.795 550.961

Financials LYNN AMOS Chief Financial Officer

Strong quarter-over-quarter performance Quarterly Adjusted EBITDA ($ millions) Fiscal year 2006 includes $8-10 million of EBITDA due to the accelerated Cellulosics production that is not present in 2007 Note: Q2'07 through Q1'08 includes an aggregate of $7 million for the pro forma impact of the February 29, 2008 acquisition of Microporous Holding Corporation as defined in Polypore's senior secured credit facility Pro forma adjustment for Microporous 2000PF 349 Q1'06* 33 Q1'07 38 Q2'06* 38 Q2'07 37.974 1.875 Q3'06* 34 Q3'07 35.175 1.875 Q4'06* 37 Q4'07 44.144 1.875 Q1'07 38 Q1'08 44.177 1.25 $40 $37 $46 $45

Best-in-class Adjusted EBITDA and cash flow margins Cash flow margin* (LTM) Source: Management estimates of peer company information based on public filings (with last twelve month information for the most recent period available for each respective company) Note: Polypore EBITDA excludes $7 million for the pro forma impact of the February 29, 2008 acquisition of Microporous Holding Corporation as defined in Polypore's senior secured credit facility * Defined as Adjusted EBITDA less capex Adjusted EBITDA margin (LTM) LTM 3-yr avg. Polypore 0.293 0.2762 Millipore 0.232 0.2207 Pall 0.186 0.1863 CLARCOR 0.165 0.1419 Donaldson 0.138 0.1366 LTM 3-yr avg. Polypore 0.221 0.0647 Millipore 0.172 Pall 0.135 CLARCOR 0.126 0.0547 Donaldson 0.104 0.0834

2008 updated guidance * Excludes Q1-2008 gain from business line divestiture ** Total fully-diluted shares outstanding after the offering will be 44.4 million

Strong free cash flow, low debt service requirements - If any of the 8.75% bonds due on 5/12/2012 are outstanding on 2/1/2012, then the term loans will mature on that date Post-offering, Polypore will have full revolver availability of $90 million

Polypore has a large non-cash amortization expense - 2007 EPS impact of approximately $0.32

Polypore is well positioned for growth Leading market positions Our markets have an attractive mix of growth and stability characteristics Proven innovation through a breadth of proprietary process and product technology Global infrastructure and customer base Strong performance and strategically strengthened business since IPO Polypore is well positioned to capitalize on growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration